EXHIBIT 99.1
------------




JONES LANG LASALLE - PAGE 1:



                          JONES LANG LASALLE

                               JUNE 2002




[ Jones Lang LaSalle Logo ]


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JONES LANG LASALLE - PAGE - 2:




                                AGENDA



                           COMPANY OVERVIEW

              -   Chris Peacock - Chief Executive Officer



                     DRIVING FINANCIAL PERFORMANCE

             -   Lauralee Martin - Chief Financial Officer



            APPENDIX -- BROAD RANGE OF INTEGRATED SERVICES






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JONES LANG LASALLE - PAGE - 3:




      HISTORY OF JONES LANG LASALLE - BUILDING A GLOBAL PLATFORM



1783       Jones Lang Wootton founded in London



1958       Jones Lang Wootton expanded overseas

           Internal expansion fosters "one-firm" culture



1968       LaSalle Partners founded

           Partnership operating primarilyin the Americas



1997       LaSalle Partners initial public offering

           Currency created for geographic and product expansion



1998       LaSalle Partners acquires Compass Management & Leasing

           LaSalle Partners becomes largest property manager in U.S.



1999 Jones Lang LaSalle created by the merger of LaSalle Partners and Jones Lang Wootton

           Integrated global platform (NYSE ticker "JLL")






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JONES LANG LASALLE - PAGE - 4:




                   To deliver exceptional strategic,

                     fully integrated services and

                   solutions for real estate owners,

                        occupiers and investors

                               worldwide






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JONES LANG LASALLE - PAGE - 5:




                         CLIENT SERVICE MODEL



[ Graphic indicating - Owners & Occupiers and Investors encircling and indicating - ]



                     Strategic Solutions - through

                 Research                    Global Capabilities


                 Technology                  Innovation




     CORPORATE SOLUTIONS                     INVESTOR SERVICES

     -     Space Acquisition                 -     Buying & Selling
     -     Space Disposition                 -     Leasing
     -     Facilities Management             -     Property Management
     -     Project & Development             -     Project & Development
             Services                                Services
     -     Consulting                        -     Consulting



     CAPITAL MARKETS                         INVESTMENT MANAGEMENT

     -     Acquisitions & Dispositions       -     Investment Strategy
     -     Corporate Finance                 -     Private & Public
     -     Financial Restructuring                   Markets
     -     Sale & Leaseback                  -     Direct & Indirect
     -     Debt & Equity Raising                     Investment
     -     Partnering                        -     Income, Growth &
                                                     Opportunistic
                                                     Programs






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JONES LANG LASALLE - PAGE - 6:




              OUR MODEL IS WORKING -- RECENT NEW BUSINESS


                [ Client Service Model in foreground ]





----------------------------------------------------------------------
       CORPORATE SOLUTIONS                   INVESTOR SERVICES
----------------------------------------------------------------------

Microsoft:                             Standard Chartered Bank:
..    Chosen as preferred worldwide     .     Facility, transaction and
     real estate services provider           project management win for
                                             Singapore, Thailand and
Motorola:                                    Malaysia
..    Five year strategic alliance
     to manage US facilities           Met Life:
                                       .     Capital Markets and
Deutsche Bank:                               Investor Services joined
..    Selected as real estate                 to win sale of Centre
     servicespartner for Europe,             Square in Philadelphia
     the Middle East, and Africa

----------------------------------------------------------------------





----------------------------------------------------------------------
         CAPITAL MARKETS                   INVESTMENT MANAGEMENT
----------------------------------------------------------------------

Laing Property Developments            Asia Recovery Fund:
Limited:                               .     Made first three invest-
..    UK corporate finance team               ments in Tokyo and
     completed sale of office,               Seoul
     industrial and shopping
     center portfolio                  Income and Growth Fund III:
                                       .     Completed first close
DEKA:                                        with debt placement
..    UK and Spain teams worked               completed by Investor
     together to complete acquisi-           Services team
     tion of El Triangle complex
     in Barcelona

----------------------------------------------------------------------





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JONES LANG LASALLE - PAGE - 7:




OUR VISION -- To Be The Chosen Real Estate Expert and Strategic Advisor To
     The Leading Owners, Occupiers and Investors Around the World




           THREE YEAR OBJECTIVES FOR OUR STAKEHOLDER GROUPS

 ---------------------  ---------------------   ---------------------
        CLIENTS                PEOPLE               SHAREHOLDERS
  To be our clients'     To attract, develop         To deliver
  trusted advisor &       & retain the best     consistently success-
  preferred business           people              ful financial
        partner                                      performance
 ---------------------  ---------------------   ---------------------

..  50% of our top 100    .  90% of our people    .  15% earnings growth
   clients take a           would recommend         each year on average
   minimum of 2 services    our Firm as an
   and employ our Firm      employer (see        .  Improve margins year
   in those of our          employee survey)        over year
   regions in which
   they operate          .  Improve the average  .  Create a strong
                            employee satisfac-      balance sheet
..  Improve the average      tion rating each        (Leverage 1:4)
   client satisfaction      year, achieving a
   ratings each year        rating of at least   .  15+% ROE
   achieving at least       4.5 in 2004
   4.5 in 2004
                         .  Reduce voluntary
                            turnover to 10%
                            maximum by 2004

 ---------------------  ---------------------   ---------------------




                        FIVE GLOBAL STRATEGIES

 -------------  ------------- ------------  ------------  ------------

    Exceed        Deliver a     Develop a      Achieve       Improve
    Client       recognised       high      sustainable,   operational
 Expectations        and       performance   profitable    efficiency
                  differen-       team         growth
                tiated brand     culture

 -------------  ------------- ------------  ------------  ------------






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JONES LANG LASALLE - PAGE - 8:




                      DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                 2001
                           GEOGRAPHIC SPREAD
                           -----------------


                          Europe       --    43%
                          Americas     --    42%
                          Asia Pacific --    15%



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JONES LANG LASALLE - PAGE - 9:




                      DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                 2001
                         BUSINESS UNIT SPREAD
                         --------------------


                        IMPLEMENTATION SERVICES

                      Valuations & Consulting -- 8%
                      Capital Markets -- 18%
                      Agency Leasing -- 18%
                      Tenant Representation -- 10%


                   MANAGEMENT AND ADVISORY SERVICES

                      Property Management (Investors) -- 19%
                      Property Management (Corporates) -- 5%
                      Project and Development Management -- 11%
                      Investment Management -- 11%




                 ANNUITY-LIKE REVENUE GREATER THAN 50%







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JONES LANG LASALLE - PAGE - 10:




        DRIVING 15% EARNINGS GROWTH - FAVORABLE MARKET DYNAMICS



-------------------------------------------------------------------------
GROWTH DRIVER       OUR STRENGTHS               HOW WE CAPITALIZE
-------------------------------------------------------------------------


Fragmented          . Integrated global         . Apply "Best
  industry            platform                    Practices"

                    . Breadth of services       . Disciplined client
                                                  relationship
                                                  management


-------------------------------------------------------------------------

Outsourcing         . Global platform           . Deliver integrated
                                                  services

                    . Consistent service        . Create client
                                                  efficiency with
                    . Innovative technology       technology


-------------------------------------------------------------------------


Cross-border        . Global platform           . Expand Capital Markets
  capital flows                                   and Corporate Finance
                    . Investment management       capabilities geo-
                      expertise                   graphically

                    . Global research           . Deploy co-investment
                                                  capital in Investment
                                                  Management business


-------------------------------------------------------------------------


Share of client     . Consistent service        . Convert 1X clients
                                                  to 2X and 3X
                    . Integrated marketing
                                                . Explicit cross-
                                                  selling objectives


-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 11:




                THE LEADING REAL ESTATE SERVICES BRAND



           .     #1 Global Platform

                 -    100 markets on five continents

                 -    7,200 real estate professionals

                 -    Technology leader



           .     #1 Property Manager in the World

                 -    725 million s.f. under management



           .     #3 Real Estate Investment Advisor in the World

                 -    $22.2 billion under management



           .     #1 Real Estate Research Firm in the World

                 -    160 dedicated professionals






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JONES LANG LASALLE - PAGE - 12:




               Lauralee Martin - Chief Financial Officer






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JONES LANG LASALLE - PAGE - 13:




                   PERFORMED IN A TOUGH ENVIRONMENT


$MM (except per share data)

                                         Actual
                                 ----------------------   % Change
                                 2001 (1)      2000 (2)   Prior Year
                                 --------      --------   ----------

  Revenue                          $ 882         $ 923        (4.4%)

  Operating Expenses                 792           831        (5.0%)

  ADJUSTED OPERATING INCOME           90            92        (2.2%)

  Interest Expense                    20            27       (25.9%)

  Income Taxes                        29            25        16.0%

  ADJUSTED NET INCOME              $  41         $  40         --

  ADJUSTED EPS                     $1.31         $1.31         --

                                   -----         -----        -----
  Adjusted EBITDA                  $ 137         $ 135         1.5%
                                   =====         =====        =====



Notes:

     (1)   Adjusted to exclude non-operating charges.

     (2) Adjusted to exclude non-recurring merger related charges and include impact of SAB 101.






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JONES LANG LASALLE - PAGE - 14:




                 STRONG BALANCE SHEET AND DEBT RATINGS



-----------------------------
Current Debt Ratings:

  Standard & Poor's:   BBB-
  Moody's:             Bal
-----------------------------



$MM

                                 03/31/02      03/31/01     03/31/00
                                 --------      --------     --------

  Short-term Borrowings             $ 10          $ 15      $181 (1)

  Long-term Debt:

    Credit Facilities                 90           147       195

    Senior Notes (2)                 144           145       --
                                    ----          ----      ----

  TOTAL FUNDED DEBT                  244           307       376

  Minority Interest                    1             1         1

  Book Equity                        314           316       302
                                    ----          ----      ----

        Total Capitalization        $559          $624      $679
                                    ====          ====      ====

Notes:

     (1)   Term debt facility with maturity of less than one-year.

     (2)   EUR 165 million.






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JONES LANG LASALLE - PAGE - 15:




       DRIVING 15% EARNINGS GROWTH - OUR SHAREHOLDER STRATEGIES



     .     REVENUE GROWTH

           -     Capitalize on Outsourcing trend

           -     Increase share of clients and market - 1X to 3X+

           - Develop Corporate Solutions business in Europe and expand Investor Services business in Americas

           -     Expand Investment Management business in all regions




     .     OPERATING EFFICIENCY

           - Apply client profitability model in rationalizing clients and geographic markets

           - Remain a leader in information technology, improving client service, reducing operating costs, and increasing process efficiency

           - Continue focus on cost management and streamline back office






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JONES LANG LASALLE - PAGE - 16:




                  FIRST QUARTER 2002 MET EXPECTATIONS



$MM (except per share data)

                                        Q1 Actual
                                 ----------------------   % Change
                                 2002 (1)      2001 (2)   Prior Year
                                 --------      --------   ----------

Revenue                           $  162        $  199       (18.6%)

Operating Expenses                   166           199       (16.6%)

ADJUSTED OPERATING INCOME             (4)            0         --

Interest Expense                       4             5       (20.0%)

Income Tax Benefit                    (3)           (2)       50.0%

ADJUSTED NET INCOME               $   (5)       $   (3)      (66.7%)

ADJUSTED EPS                      $(0.16)       $(0.10)      (60.0%)
                                  ------        ------       ------

ADJUSTED EBITDA                   $    5        $   12       (58.3%)
                                  ======        ======       ======


Notes:

     (1) Excludes cumulative effect of change in accounting principle related to SFAS 142.

     (2)   Adjusted to exclude non-operating charges.






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JONES LANG LASALLE - PAGE - 17:




                           2002 PLAN SUMMARY



     .     Assumes continued economic softness -- flat revenue assumption


     .     EBITDA up to approximately $150 million


     .     Debt paid down by $20 million


     .     EPS guidance of $1.65 to $1.70

           -     Range depends on timing of economic recovery

           -     7% - 10% core EPS growth year on year

           -     26% overall EPS growth (including impact of SFAS 142)






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JONES LANG LASALLE - PAGE - 18:




                  MARKET RECOGNITION OF COMPANY VALUE



[ LINE CHART INDICATING -- ]



                        STOCK PRICE PERFORMANCE



                             JLL       NASDAQ       S&P
           --------------------------------------------------

           May-01          104.64      100.62     100.32
           --------------------------------------------------

           Jun-01          104.80       97.41      97.81
           --------------------------------------------------

           Jul-01          105.90       93.81      95.11
           --------------------------------------------------

           Aug-01          118.23       89.00      93.05
           --------------------------------------------------

           Sep-01          112.23       72.56      82.49
           --------------------------------------------------

           Oct-01          113.64       76.39      85.00
           --------------------------------------------------

           Nov-01          122.30       86.25      89.20
           --------------------------------------------------

           Dec-01          132.73       91.21      90.41
           --------------------------------------------------

           Jan-02          139.43       91.17      90.03
           --------------------------------------------------

           Feb-02          140.64       83.00      86.91
           --------------------------------------------------

           Mar-02          164.02       85.92      91.10
           --------------------------------------------------

           Apr-02          183.11       81.12      87.81
           --------------------------------------------------

           May-02          184.25       76.78      85.29
           --------------------------------------------------






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JONES LANG LASALLE - PAGE - 19:




                     [ JONES LANG LASALLE - LOGO ]






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JONES LANG LASALLE - PAGE - 20:




                  BROAD RANGE OF INTEGRATED SERVICES



-------------------------------------------------------------------------
                  2001                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Property       530 million      . Annuity type      - Agency Leasing
Management     sq ft              management fees
(Investors)                       paid monthly      - Project &
                                  or quarterly        Development
                                                      Management

                                                    - Investment
                                                      Management


-------------------------------------------------------------------------


Property       195 million      . Annuity type      - Project &
Management     sq ft              management fees     Development
(Corporate)    (2000 Combined     paid quarterly      Management
               Property Manage-
               ment - 700                           - Tenant
               million sq ft)                         Representation


-------------------------------------------------------------------------


Project &      $2.3 billion of  . Strategic         - Property
Development    construction       Alliances           Management
Management     costs                                  (Investors)
               (2000: $1.9      . Percentage of
               billion)           construction      - Property
                                  costs               Management
                                                      (Corporates)

                                                    - Tenant
                                                      Representation


-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 21:




                  BROAD RANGE OF INTEGRATED SERVICES



-------------------------------------------------------------------------
                  2001                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Tenant         3,300 trans-     . 80% "recurring"   - Project &
Representation actions            income from         Development
               33 million sq ft   Strategic           Management
               (2000: 2,800       Alliances
               transactions and                     - Property
               34 million sq ft)                      Management
                                                      (Corporates)


-------------------------------------------------------------------------

Agency         9,100 trans-     . Recurring income  - Property
Leasing        actions            sourced from        Management
               82 million sq ft   Property Manage-    (Investors)
               (2000: 12,300      ment and
               transactions and   Investment        - Investment
               121 million sq ft)  Management         Management


-------------------------------------------------------------------------


Capital        1,300 trans-     . One-time trans-   - Investment
Markets        actions            action fees, but    Management
               $19 billion of     repeat client
               value (2000:       business          - Property
               1,700 transactions                     Management
               and $20 billion
               of value)                            - Tenant
                                                      Representation


-------------------------------------------------------------------------


Valuation &    29,400 valua-    . Regular repeat    - Property
Consulting     tions              valuation fees      Management
               (2000: 29,000)     tied to asset       (Corporates)
                                  value
                                                    - Capital Markets
                                . Consulting
                                  fixed fee or      - Tenant
                                  hourly rates        Representation


-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 22:




                  BROAD RANGE OF INTEGRATED SERVICES



INVESTMENT MANAGEMENT

-------------------------------------------------------------------------
                  2001                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Direct         $17.8 billion    . Contractual base  - Capital Markets
Investments    of assets under    fees (% of assets)
               management                           - Property
               (2000: $18.0     . Acquisition fees    Management
               billion)                               (Investors)
                                . Performance fees
                                                    - Project &
                                . Long-term client    Development
                                  relationships       Management
                                  ( >5 years )
                                                    - Agency Leasing


-------------------------------------------------------------------------

Indirect       $4.4 billion     . Contractual base  - N/A
Investments    of assets under    fees (% of assets)
               management
               (2000: $4.5      . Performance fees
               billion)


-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 23:




Some of the information contained herein is forward looking or time sensitive. Jones Lang LaSalle undertakes no obligation to update any of this information. Factors that could cause actual results to vary should be reviewed in reports filed with the Securities and Exchange Commission.